UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 21, 2006 (February 14, 2006)

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

DIP Facility

As previously announced, Integrated Electrical Services, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) accepted a financing commitment letter, dated February 1, 2006 (the “Commitment Letter”), with Bank of America, N.A. (“BofA”). The Commitment Letter contemplates that BofA and any other lenders that choose to participate therein (collectively, the “DIP Lenders”) will provide a credit facility to the Debtors, as debtors-in-possession. The obligation of the DIP Lenders to extend credit under the Commitment Letter was subject to the satisfaction of certain conditions, including the negotiation of definitive documentation and bankruptcy court approval.

On February 15, 2006, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”), before which the Debtors’ Chapter 11 cases are pending, approved on an interim basis, pending a final hearing on the matter, the Debtors obtaining credit pursuant to the Debtor-in-Possession Loan and Security Agreement, dated February 14, 2006 (the “DIP Loan Agreement”). The DIP Loan Agreement embodies the terms set forth in the Commitment Letter.

The DIP Loan Agreement provides for aggregate financing of $80 million during the pendency of the Debtors’ Chapter 11 cases, consisting of a revolving credit facility of up to $80 million, with a $72 million sub-limit for letters of credit. The Company is currently party to a Loan and Security Agreement, dated August 1, 2005, with BofA (the “Prepetition Loan Agreement”). Under the DIP Loan Agreement, all letters of credit outstanding under the Prepetition Loan Agreement will constitute obligations under the DIP Loan Agreement.

Loans under the DIP Loan Agreement will bear interest at LIBOR plus 3.5% or the base rate plus 1.5% on the terms set forth therein. In addition, the Debtors will be charged monthly in arrears (i) an unused line fee of either 0.5% or .375% depending on the utilization of the credit line, (ii) a letter of credit fee equal to the applicable per annum LIBOR margin times the amount of all outstanding letters of credit and (iii) certain other fees and charges as specified in the DIP Loan Agreement.

Loans under the DIP Loan Agreement will mature on the earliest to occur of (i) 45 days after commencement of the Chapter 11 cases on February 14, 2006, if a final order approving the DIP Loan Agreement has not been entered by the Bankruptcy Court, (ii) the effective date of a confirmed plan of reorganization, (iii) the expiration of a period of 12 months from the closing date of the DIP Loan Agreement on February 15, 2006, or (iv) acceleration of the loans and termination of the DIP Loan Agreement in accordance with its terms. Obligations under the DIP Loan Agreement are entitled to superpriority administrative expense status pursuant to Section 364(c)(1) of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) and are secured by a first priority security interest, subject to certain permitted liens, on all unencumbered property of the Debtors as well as junior liens on all encumbered property, in each case excluding collateral pledged to sureties. The DIP Loan Agreement contemplates customary affirmative, negative and financial covenants binding on the Debtors as described therein.

The DIP Loan Agreement is filed as Exhibit 10.1 hereto and the foregoing summary of certain terms and conditions of the DIP Loan Agreement is qualified in its entirety by reference to such exhibit.

The Chubb Surety Agreement

The Company is party to that certain Underwriting, Continuing Indemnity, and Security Agreement, dated January 14, 2005 and related documents, as amended (the “Surety Agreement”), with Federal Insurance Company and its affiliates (collectively, “Chubb”), which provides for the provision of surety bonds to support the Company’s contracts with certain of its customers.

As previously announced, the Company entered into the Term Sheet for Surety Support, dated February 3, 2006 (the “Chubb DIP Agreement”). The Chubb DIP Agreement provides for Chubb, during the pendency of the Debtors’ Chapter 11 cases, (i) in its sole and absolute discretion, to issue up to an aggregate of $48 million in new surety bonds, with not more than $12 million in new surety bonds to be issued in any given month, and (ii) to give

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permission for the Company’s use of cash collateral in the form of proceeds of all contracts as to which Chubb has issued surety bonds. The Debtors will be charged a bond premium of $25 per $1,000 of the contract price related to any new surety bond. The Debtors will provide $6 million in additional collateral in the form of cash or letters of credit in installments of $l.5 million per month to support the new surety bonds.

The effectiveness of the Chubb DIP Agreement was subject to certain conditions, including, without limitation, approval by the Bankruptcy Court. On February 15, 2006, the Bankruptcy Court approved the Chubb DIP Agreement on an interim basis, pending a final hearing on the matter.

The Chubb DIP Agreement is filed as Exhibit 10.2 to the Current Report on Form 8-K, as filed on February 7, 2006, and the forgoing summary of certain terms and conditions of the Chubb DIP Agreement is qualified in its entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation

The information provided in Item 1.03 of this Current Report on Form 8-K regarding the DIP Loan Agreement and Chubb DIP Agreement is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On February 21, 2006, the Company issued a press release announcing Bankruptcy Court approval of the DIP Loan Agreement and the Chubb DIP Agreement, among other things. A copy of the press release is attached as Exhibit 99.1 hereto.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.
Exhibit Number	Description
10.1*	Debtor-in-Possession Loan and Security Agreement, dated February 14, 2006, by and between Integrated Electrical Services, Inc. and Bank of America, N.A.
99.1**	Press Release, dated February 21, 2006.

* Filed herewith

** Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
By:	/s/ Curt L. Warnock
Curt L. Warnock
Senior Vice President and General Counsel

Date: February 21, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1*	Debtor-in-Possession Loan and Security Agreement, dated February 14, 2006, by and between Integrated Electrical Services, Inc. and Bank of America, N.A.
99.1**	Press Release, dated February 21, 2006.

* Filed herewith

** Furnished herewith

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